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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)   November 19, 1997
               (November 13, 1997)
               ------------------------------------------------------

                     Superior National Insurance Group, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                       0-25984                 95-4610936
      ---------------                -----------            ----------------
      (State or other                (Commission            (I.R.S. Employer
       jurisdiction                  File Number)          Identification No.)
     of incorporation)
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             26601 Agoura Road, Calabasas, California             91302
             ----------------------------------------           ----------
              (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code         (818) 880-1600
                                                    --------------------------





         (Former name or former address, if changed since last report.)



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ITEM 5.
                  Attached hereto as Exhibit 99.1 is the press release issued by Superior National Insurance Group, Inc. dated November 13, 1997 which is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.

                  99.1              Press release dated November 13, 1997.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 1997


                                        SUPERIOR NATIONAL INSURANCE GROUP, INC.


                                        By: /s/ Robert E. Nagle
                                           ----------------------------
                                            Robert E. Nagle
                                            Senior Vice President and
                                            Secretary






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                                  EXHIBIT INDEX



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
   Exhibit
   Number                               Description
   ------                               -----------
    99.1                  Press release dated November 13, 1997.
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